UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  March 1, 2019

Commission file number 001-38265

nVent Electric plc

(Exact name of Registrant as specified in its charter)

Ireland	98-1391970
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification number)

The Mille, 1000 Great West Road, 8th Floor (East), London, TW8 9DW, United Kingdom

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: 44-20-3966-0279

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

ITEM 8.01                                  Other Events.

nVent Electric plc (“we”, “us”, or “our”) intends to hold its first Annual General Meeting of Shareholders (the “Annual Meeting”) on May 10, 2019, at a time and location to be specified in our proxy statement related to the Annual Meeting.

Under the proxy rules and regulations of the U.S. Securities and Exchange Commission (the “SEC”), we have set March 11, 2019 as the deadline for submitting a shareholder proposal for inclusion in our proxy materials for the Annual Meeting pursuant to SEC Rule 14a-8. Any such proposal must meet the requirements set forth in the rules and regulations of the SEC, including Rule 14a-8, and be received by our Corporate Secretary no later than March 11, 2019 for such proposal to be eligible for inclusion in our proxy materials for the Annual Meeting.

Eligible shareholders may under certain circumstances be able to nominate and include in our proxy materials a specified number of candidates for election as directors under the proxy access provisions of our Amended and Restated Memorandum and Articles of Association (the “Articles”).  Among other requirements in the Articles, to nominate a director under the proxy access provisions of the Articles, a shareholder must give written notice to our Corporate Secretary that complies with the Articles no later than March 11, 2019.  If the notice is received after that date, then the notice will be considered untimely and we will not be required to include the nominees in our proxy materials for the Annual Meeting.

A shareholder who intends to present business, other than a shareholder proposal pursuant to Rule 14a-8, or to nominate a director, other than pursuant to the proxy access provisions of the Articles, at the Annual Meeting must comply with the requirements set forth in the Articles. Among other requirements in the Articles, to present business or nominate a director at an Annual Meeting, a shareholder must give written notice that complies with the Articles to our Corporate Secretary no later than March 11, 2019.  If the notice is received after that date, then the notice will be considered untimely and we will not be required to present such proposal or nomination at the Annual Meeting.

Shareholder proposals or nominations pursuant to any of the foregoing should be sent to us at our principal executive offices: nVent Electric plc, The Mille 1000 Great West Road, 8th Floor (East), London, TW8 9DW United Kingdom, Attention: Corporate Secretary.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, on March 1, 2019.

NVENT ELECTRIC PLC
Registrant

By:	/s/ Jon D. Lammers
Jon D. Lammers
Executive Vice President, General Counsel and Secretary